SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

Parametric Sound Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Parametric Sound Corporation

January 10, 2013

Dear Stockholders,

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of Parametric Sound Corporation to be held at 1:30 p.m. local time on Thursday, February 21, 2013, at the Hampton Inn & Suites, 14068 Stowe Drive, Poway, California 92064. Details regarding the meeting, the business to be conducted, and information about Parametric Sound Corporation that you should consider when you vote your shares are described in this proxy statement.

The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. At the Annual Meeting, we will also discuss our results for the past year.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote. You may vote over the Internet, by telephone as well as by completing, signing, dating and returning your proxy card by mail. You are urged to vote promptly in accordance with the instructions set forth in the proxy card. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,

Kenneth F. Potashner

Executive Chairman

Your vote is important. Please vote as soon as possible by using the Internet or by telephone or by completing, signing, dating, and returning the enclosed proxy card. Instructions for your voting options are described on the proxy card.

13771 Danielson Street, Ste. L

Poway, California 92064

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the Annual Meeting of Stockholders of Parametric Sound Corporation (the “Company”) will be held at the Hampton Inn & Suites, 14068 Stowe Drive, Poway, California 92064 on February 21, 2013 at 1:30 p.m., for the following purposes:

1.	To elect six members to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified;

2.	To approve an amendment to the 2012 Stock Option Plan of the Company to authorize the issuance of an additional 500,000 shares of common stock under the plan;

3.	To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2013;

4.	To hold an advisory vote on the compensation of our named executive officers;

5.	To hold an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers; and

6.	To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

You may vote if you were the record owner of Parametric Sound Corporation common stock at the close of business on January 10, 2013.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares be represented at the Annual Meeting, regardless of the number of shares you may hold. Even though you may plan to attend the Annual Meeting in person, please promptly vote using one of the following methods:

•	By telephone, by calling the toll-free telephone number printed on your proxy card;
•	On the Internet, by accessing the website address printed on your proxy card; or
•	By completing, signing and returning the enclosed proxy card in the enclosed postage-prepaid return envelope.

Voting by any of these methods will not prevent you from attending the Annual Meeting and voting in person. You may change or revoke your proxy at any time before it is voted.

BY ORDER OF THE BOARD OF DIRECTORS

James A. Barnes

Chief Financial Officer, Treasurer and Secretary

January 10, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

FEBRUARY 21, 2013.

This Proxy Statement and the other proxy materials also are available online at www.proxyvote.com

PARAMETRIC SOUND CORPORATION

13771 Danielson Street, Ste. L

Poway, California 92064

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 21, 2013

This proxy statement, along with the accompanying Notice of 2013 Annual Meeting of Stockholders, contains information about the 2013 Annual Meeting of Stockholders of Parametric Sound Corporation, including any adjournments or postponements of the Annual Meeting, which we refer to as the Annual Meeting. In this proxy statement, we refer to Parametric Sound Corporation as “Parametric,” the “Company,” “we” and “us.” This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of the Company (also referred to as the “Board” in this proxy statement) is soliciting your proxy to vote at the Annual Meeting to be held at the Hampton Inn & Suites, 14068 Stowe Drive, Poway, California 92064, on Thursday, February 21, 2013, at 1:30 p.m. local time and any adjournments of the meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting. This proxy statement, the proxy card and our Annual Report will first be mailed to stockholders entitled to vote at the Annual Meeting on or about January 22, 2013.

Who Can Vote?

Only stockholders who owned Parametric common stock at the close of business on January 10, 2013 are entitled to vote at the Annual Meeting. On this record date, there were 6,409,497 shares of our common stock outstanding and entitled to vote. Common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. For instructions on how to cast your vote, see “How Do I Vote?” below. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of Parametric common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against all, some or none of the nominees for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, or you have stock certificates registered in your name, you may vote:

1

•	Voting by Telephone. You may vote by calling the toll-free telephone number and following the instructions printed on your proxy card. The deadline for voting by telephone is February 20, 2013, at 8:59 p.m., Pacific Standard Time. If you vote by telephone, you do not need to return your proxy card.
•	Voting on the Internet. You may vote on the Internet by accessing the website and following the instructions printed on your proxy card. The deadline for voting on the Internet is February 20, 2013, at 8:59 p.m., Pacific Standard Time. If you vote on the Internet, you do not need to return your proxy card.
•	Voting by Proxy Card. You may vote by completing, signing and returning your proxy card by mail. To vote in this manner, please mark, date and sign the enclosed proxy card and return it by mail in the accompanying postage-prepaid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by February 20, 2013.
•	Voting in Person. Even if you have voted by one of the methods described above, you may still attend and vote your shares in person at the Annual Meeting, if you are the record owner of those shares. If you do attend and vote your shares in person at the Annual Meeting after having voted by any of the methods described above, only your last vote will be counted.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the six nominees for director named in this Proxy Statement to serve until the Annual Meeting of Stockholders in 2014 and until their successors are duly elected and qualified (see page 7);
•	“FOR” approval of amending the 2012 Stock Option Plan of the Company to authorize the issuance of an additional 500,000 shares of our common stock under the plan (see page 12); and
•	“FOR” ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2013 (see page 16);
•	“FOR” the approval of the compensation of our named executive officers (see page 19); and
•	To hold future advisory votes on the compensation of our named executive officers on a triennial basis (see page 20).

If any other matter is presented, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	by re-voting by Internet or by telephone as instructed above;
•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above; provided that it is received prior to the deadline set forth above;
•	by notifying our Secretary in writing before the Annual Meeting that you have revoked your proxy; or
•	by attending the Annual Meeting in person and voting in person in accordance with the instructions above. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Your most current vote, whether by telephone, Internet or proxy card, is the one that will be counted.

2

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name, they will not be voted if you do not vote as described above under “How Do I Vote?” If you are the beneficial owner of shares held in “street name” by a bank or broker, the bank or broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not direct your bank or broker how to vote your shares, the bank or broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (resulting in a “broker non-vote”). The ratification of the appointment of our independent public accountant under Proposal No. 3 is a “discretionary” matter. The election of directors under Proposal No. 1, the approval of an amendment to our stock option plan under Proposal No. 2, the approval of the compensation of our named executive officers under Proposal No. 4, and the vote on the frequency of future advisory votes on the compensation of our named executive officers are each “non-discretionary” matters. Therefore, we encourage you to provide voting instructions. This ensures your shares will be voted at the meeting and in the manner you desire.

What if I Return a Proxy Card But Do Not Make Specific Choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the recommendations of the Board of Directors, which are summarized above under the heading “—How Does the Board of Directors Recommend That I Vote on the Proposals?” If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors. The six nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Neither abstentions nor broker non-votes will affect the outcome of the election of directors.

Proposal 2: Amendment to the 2012 Stock Option Plan. The affirmative vote of a majority of the shares voted for or against this proposal is required to approve amending the 2012 Stock Option Plan of the Company to authorize the issuance of an additional 500,000 shares of common stock under the plan. For purposes of determining approval of this proposal, an abstention will have the same legal effect as a vote “against” the proposal and broker non-votes will not affect the results of this vote.

Proposal 3: Ratify Selection of Independent Registered Public Accountants. The affirmative vote of a majority of the shares voted for or against this proposal is required to ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accountants. For purposes of determining approval of this proposal, an “abstention” will have the same legal effect as a vote “against” the proposal and broker non-votes will not affect the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm.

Proposal 4: Approval of compensation of named executive officers. The affirmative vote of a majority of the shares voted for or against this proposal is required to approve the compensation of the named executive officers. For purposes of determining approval of this proposal, an “abstention” will have the same legal effect as a vote “against” the proposal and broker non-votes will not affect the results of this vote.

Proposal 5: Frequency of future advisory votes on the compensation of executive officers. With respect to this vote relating to the frequency of future advisory votes on the compensation of our named executive officers, you may vote to recommend that such votes be held every year, every two years, or every three years, or you may vote to “ABSTAIN.” The proposal will be determined by a plurality of votes cast. This means that the option receiving the highest number of votes will be approved. Neither abstentions nor broker non-votes will affect the outcome of the proposal.

3

Although the advisory votes on Proposals 4 and 5 are non-binding, as provided by law, the Board will review the results of the votes and will take them into account in making a determination concerning executive compensation and the frequency of such advisory votes.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election examine these documents. Management, other than the Inspectors of Election, will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of printing and mailing this proxy statement and soliciting these proxies, including payment for the services of proxy solicitors. We have retained Morrow & Co., LLC, 470 West Ave, Stamford, Connecticut 06902 to aid in the solicitation of proxies. The fee being paid to Morrow & Co., LLC is $5,000, plus reimbursement of its reasonable out-of-pocket costs. Our directors, officers and employees, as well as such proxy solicitors, may solicit proxies in person or by telephone, facsimile or email. We will pay our employees, officers and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to deliver proxies. We will reimburse them for their expenses.

If you have questions about the annual meeting or need additional copies of this proxy statement or additional proxy cards, please contact our proxy solicitation agent as follows:

Morrow & Co., LLC

470 West Avenue – 3rd Floor

Stamford, Connecticut 06902

Stockholders, please call toll free (800) 607-0088

Banks and Brokerage Firms, please call (203) 658-9400

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Where and When will the Annual Meeting Be Held?

The Annual Meeting will be held at 1:30 p.m. local time on Thursday, February 21, 2013 at the Hampton Inn & Suites, 14068 Stowe Drive, Poway, California 92064. When you arrive at the hotel, our personnel will direct you to the appropriate meeting room. You need not attend the Annual Meeting to vote.

What if Two or More Stockholder Reside in the Same House?

The rules of the United States Securities and Exchange Commission (the “SEC”) concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

4

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge, by calling their toll free number 1-800-542-1061. If you do not wish to participate in “householding” and would like to receive your own set of proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Parametric stockholder and together both of you would like to receive only a single set of proxy materials, follow these instructions:

•	If your Parametric shares are registered in your own name, please contact Broadridge and inform them of your request by calling them at 1-800-542-1061 or writing them at Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717.
•	If a broker or other nominee holds your Parametric shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Can I Receive Company Stockholder Communications by Electronic Delivery?

Most stockholders can elect to receive notices of the availability of future proxy materials by email instead of receiving a paper copy in the mail. You can choose this option and save us the cost of producing and mailing these documents by following the instructions provided on your proxy card or following the instructions provided when you vote over the Internet at www.proxyvote.com.

How Do I Get A Copy of the Exhibits Filed With the Company’s Form 10-K?

A copy of the Company’s Annual Report for 2012, which contains the Company’s Form 10-K for the fiscal year ended September 30, 2012, and consolidated financial statements, has been delivered to you with this proxy statement. We will provide to any stockholder as of the Record Date, who so specifically requests in writing, a copy of the exhibits filed with the Company’s Form 10-K. Requests for such copies should be directed to Investor Relations at 13771 Danielson Street, Ste. L, Poway, CA 92064. In addition, copies of all exhibits filed electronically by the Company may be reviewed and printed from the SEC website at http://www.sec.gov under the EDGAR archives section.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following security ownership information is set forth, as of January 10, 2013, unless otherwise noted, with respect to (i) each stockholder known by us to be beneficial owners of more than 5% of our outstanding Common Stock, (ii) each of our current directors, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all current directors and executive officers as a group (seven persons). Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Other than as set forth below, we are not aware of any other stockholder who may be deemed to be a beneficial owner of more than 5% of our Common Stock.

5

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
5% Stockholders:
Common Stock	Austin W. Marxe and David M. Greenhouse	900,231	(1)	13.4%
	527 Madison Avenue, Suite 2600
	New York, New York 10022
Common Stock	James E. Besser and Manchester Management Company, LLC	483,811	(2)	7.6%
	131 Charles Street, 1st Floor
	Boston, Massachusetts 02114
Directors and Officers:
Common Stock	Elwood G. Norris	1,086,270	(3)	16.8%
	13771 Danielson Street, Ste L
	Poway, California 92064

Common Stock	James A. Barnes	432,251	(4)	6.6%
	13771 Danielson Street, Ste L
	Poway, California 92064

Common Stock	Kenneth F. Potashner	318,750	(5)	4.7%
	13771 Danielson Street, Ste L
	Poway, California 92064

Common Stock	Robert M. Kaplan	35,451	(6)	*
	13771 Danielson Street, Ste L
	Poway, California 92064

Common Stock	Seth Putterman	10,975	(6)	*
	13771 Danielson Street, Ste L
	Poway, California 92064

Common Stock	Andrew Wolfe	5,000	(7)	*
	13771 Danielson Street, Ste L
	Poway, California 92064

Common Stock	James L. Honore	5,000	(7)	*
	13771 Danielson Street, Ste L
	Poway, California 92064

	All directors and executive	1,893,697	(8)	27.2%
	officers as a group (7 persons)

*		less than 1%.

	(1)	Beneficial joint ownership by Mr. Marxe and Mr. Greenhouse is based on information provided to us by the stockholder as of November 12, 2012. Consists of 600,231 common shares and warrants exercisable for 300,000 common shares. These shares and warrants are owned by the following entities: 274,799 shares and 138,000 warrants owned by Special Situations Fund III QP, L.P. (“SSFQP”); 95,958 shares and 48,000 warrants owned by Special Situations Private Equity Fund, L.P. (“SSPE”); 31,111 shares and 15,000 warrants owned by Special Situations Technology Fund, L.P. (“Tech”); and 198,363 shares and 99,000 warrants owned by Special Situations Technology Fund II, L.P. (“Tech II”). Mr. Austin W. Marxe (“Marxe”) and Mr. David M. Greenhouse (“Greenhouse”) are the controlling principals of AWM Investment Company, Inc. (“AWM”), the general partner of MGP Advisers Limited Partnership (“MGP”), the general partner of SSFQP. Marxe and Greenhouse are members of MG Advisers L.L.C. (“MG”), the general partner of SSPE. Marxe and Greenhouse are also members of SST Advisers, L.L.C. (“SSTA”), the general partner of Special Situations Technology Fund, L.P. (“Tech”) and the Special Situations Technology Fund II, L.P. (“Tech II”). AWM serves as the investment adviser to SSFQP, SSPE, Tech, and Tech II. Both Messrs. Marxe and Greenhouse share voting and dispositive power with respect to shares held by these stockholders. The interest of Marxe and Greenhouse in the securities owned is limited to the extent of his pecuniary interest. The address of Messrs. Marxe and Greenhouse is ℅ Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, NY 10022.

6

(2)	Beneficial ownership by Mr. Bresser and Manchester Management Company, LLC is based on information provided by the stockholder as of May 31, 2012 as reported in a Schedule 13G filed with the SEC on June 4, 2012. Consists of 135,000 shares as to which sole voting and dispositive power is held by Mr. Bresser and 348,811 shares as to which shared voting and dispositive power is held by Mr. Bresser and by Manchester Management Company, LLC.

(3)	Includes 453,864 shares held by a family trust for which Mr. Norris serves as trustee, 184,583 shares held by investment companies for which Mr. Norris is the manager, and 284,825 shares representing Mr. Norris’ pecuniary interest in shares held by Syzygy. Also includes options currently exercisable on an aggregate of 75,000 shares.

(4)	Consists of 17,733 shares held by Sunrise Capital, Inc., 67,000 shares held by Sunrise Management, Inc. Profit Sharing Plan, 63,000 shares held by Palermo Trust, 153,368 shares representing Mr. Barnes’ pecuniary interest in shares held by Syzygy, 600 shares held by a personal retirement plan and 550 shares held by a personal retirement plan of his spouse. Mr. Barnes is President of Sunrise Capital, Inc. and Trustee of Sunrise Management, Inc. Profit Sharing Plan, the Palermo Trust and his personal retirement plan. He is also the managing member of Syzygy. Also includes 20,000 warrants held by Palermo Trust and options currently exercisable on an aggregate of 110,000 shares. He disclaims any beneficial interest in the 550 shares held in his spouse’s personal retirement plan.

(5)	Consists of options currently exercisable and those exercisable within 60 days on an aggregate of 318,750 shares.

(6)	Includes options currently exercisable and those exercisable within 60 days on an aggregate of 6,875 shares.

(7)	Consists of options currently exercisable and those exercisable within 60 days on an aggregate of 5,000 shares.

(8)	Includes options and warrants currently exercisable and those exercisable within 60 days on an aggregate of 547,500 shares.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors of the Company has nominated and recommends for election as directors the following six persons to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and shall qualify. All of the nominees are presently directors of the Company.

The enclosed proxy will be voted in favor of the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the proxy will be exercised by the present Board of Directors to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

The table below indicates the position with the Company, tenure as director and age of each nominee as of January 10, 2013.

Name	Position with the Company	Age	Director Since
Kenneth F. Potashner	Executive Chairman and Director	55	December 2011
Elwood G. Norris	President and Director	74	June 2010
Robert M. Kaplan, Ph.D.	Director	76	May 2011
Seth Putterman, Ph.D.	Director	67	May 2011
Andrew Wolfe, Ph.D.	Director	49	February 2012
James L. Honore	Director	69	March 2012

Set forth below are the names of the nominees for election to the Board of Directors, along with their present positions, principal occupations and public company directorships held in the past five years and the specific individual qualifications and skills of such directors that contribute to the overall effectiveness of the Board of Directors and its committees.

7

Kenneth F. Potashner was appointed a director in December 2011 and Executive Chairman in March 2012. He has served as Chairman of Newport Corporation since 2007 after being elected to the Board of Directors in 1998. From May 2003 to the present, he has been an independent investor in and advisor to technology companies. From 1996 to May 2003, he was Chairman of the Board of Directors of Maxwell Technologies, Inc., a manufacturer of ultracapacitors, microelectronics and high voltage capacitors, and he also served as President and Chief Executive Officer from 1996 to October 1998. From November 1998 to August 2002, he was President, Chief Executive Officer and Chairman of SONICblue Incorporated (formerly S3 Incorporated), a supplier of digital media appliances and services. He was Executive Vice President and General Manager of Disk Drive Operations for Conner Peripherals, a manufacturer of storage systems, from 1994 to 1996. From 1991 to 1994, he was Vice President, Worldwide Product Engineering for Quantum Corporation, a manufacturer of disk drives. From 1981 to 1991, he held various engineering management positions with Digital Equipment Corporation, a manufacturer of computers and peripherals, culminating with the position of Vice President of Worldwide Product Engineering in 1991. Mr. Potashner also serves on the boards of directors of several private companies. Mr. Potashner received his bachelor’s degree in electrical engineering at Lafayette College in 1979 and a masters’ degree in electrical engineering from Southern Methodist University in 1981. We believe Mr. Potashner brings extensive experience in the management and operation of technology companies qualifying him to guide our business strategy in an increasingly complex business environment and qualifying him for service on the Board of Directors.

Elwood G. Norris was appointed as Chairman of the Board of Directors and Chief Executive Officer following our incorporation on June 2, 2010. At the spin-off on September 27, 2010 he was appointed as Chief Executive Officer and President. He resigned from the positions of Chairman of the Board and Chief Executive Officer concurrent with the appointment of Mr. Potashner as the Company’s Executive Chairman in March 2012. He was a director of LRAD Corporation from August 1980 to June 2010. He served as Chairman of LRAD Corporation’s Board of Directors, an executive position, in which he served in a technical advisory role and acted as a product spokesman from September 2000 to April 2009. From 1988 to November 1999, he was a director and Chairman of e.Digital Corporation, a public company engaged in electronic product development, licensing and sales. During that period, he also held various other executive officer positions at e.Digital. From August 1989 to October 1999, he served as director and held various executive officer positions with Patriot Scientific Corporation, a public company engaged in intellectual property licensing. He is an inventor of more than 50 U.S. patents, primarily in the fields of electrical and acoustical engineering, and is a frequent speaker on innovation to corporations and government organizations. He is the inventor of our HSS technology. Mr. Norris and our Treasurer, Secretary and Chief Financial Officer, Mr. James A. Barnes, own Syzygy Licensing LLC, a private technology invention and licensing company involved in our early development (see “Certain Relationships And Related Person Transactions” on page 25). Mr. Norris has no employment or management relationship with Syzygy. Mr. Norris expends minimal time on Syzygy matters. Mr. Norris brings to our company demonstrated product innovation ability and years of public company executive experience. He also brings continuity to our board and through his prior tenure at LRAD Corporation possesses deep historic knowledge of our business and our technology, as its original inventor. This background and experience qualify him for service on the Board of Directors.

Seth Putterman, Ph.D. was appointed a director in May 2011. He has been a full faculty member at UCLA since 1970 where he is a Professor of Physics. His research areas include nonlinear fluid mechanics and acoustics, sonoluminescence, friction, x-ray emission and crystal generated nuclear fusion. He has served as a consultant to government and industry including the Jet Propulsion Laboratory, TRW and the Aesthetic Surgery Education and Research Foundation. Professor Putterman is a Fellow of the Acoustical Society of America and the American Physical Society and a past recipient of an Alfred P. Sloan Fellowship. He was honored as the UCLA 2010-2011 Faculty Research Lecturer and frequently provides plenary presentations at leading universities. He has also served as a Director of the Julian Schwinger Foundation for Physics Research since 2002 and as a Panel Member for the Department of Defense’s Defense Sciences Research Council since 2007. He earned a B.S. from the California Institute of Technology in 1966 and his Ph.D. from Rockefeller University in 1970. Dr. Putterman’s significant and specifically relevant scientific background brings an important technical perspective to and qualifies him to serve on the Board of Directors.

8

Robert M. Kaplan, MBA, Ph.D. was appointed a director in May 2011. He is a retired business executive with extensive experience in the financial and retail sectors. Dr. Kaplan remains active as a director of a family-owned Canadian-based mortgage lending firm and as Managing Director of Beacon Consulting Group, a private firm specializing in assisting and investing in early stage entrepreneurial entities, that he founded in 1997. Prior business activities include 12 years as a senior financial executive in the investment brokerage industry. He was a founding partner of McCan Franchises Ltd., the original Canadian franchisee of McDonalds Corp. From 2003 to 2009 he was a director of Jet Gold Corp., a public Canadian resource exploration company. Most recently in 2010, Dr. Kaplan was a Visiting Professor of Business at The University of Warsaw where he assisted in establishing a program in Entrepreneurship. Other prior visiting professorships include the European School of Economics in Italy and The University of Canterbury, N.Z. In 2010 he was recognized with a European Union Distinguished Scholar Award. Dr. Kaplan earned an MBA from Harvard University in 1961 and a Ph.D. in Business Economics from Michigan State University in 1967. Dr. Kaplan’s extensive management, marketing, investment and financial expertise and international business knowledge provides valuable guidance to our management and qualifies him for service on the Board of Directors.

Andrew Wolfe, Ph.D., was appointed a director in February 2012. He founded Wolfe Consulting in 2002 and serves as a technology and intellectual property consultant in the consumer electronics, computer, and semiconductor industries. He works with Global 500 corporations and technology startups in developing product strategy, new product technology, and intellectual property strategy. He also testifies and serves as a consulting expert for intellectual property (IP) and other technology-related litigation matters. Dr. Wolfe was Chief Technology Officer for SONICblue, Inc. (formerly S3, Inc.) from 1999 to 2002 and also served as Senior Vice President of Business Development from 2001-2002. He served as a Consulting Professor at Stanford University from 1999 to 2002 and an Assistant Professor at Princeton University from 1991 to 1997. Dr. Wolfe obtained a B.S.E.E. in Electrical Engineering and Computer Science from The John Hopkins University in 1985, a M.S. in Electrical and Computer Engineering in 1987 and a Ph.D. in Computer Engineering in 1992 both from Carnegie Mellon University. We believe Dr. Wolfe’s extensive IP and licensing experience qualifies him for service on the Board of Directors.

James L. Honore was appointed a director in March 2012. He joined Columbia Pictures in 1988 as Vice President of post-production after previously serving as director of post production for Home Box Office Pictures and DeLaurentiis Entertainment Group. In 1993 he was promoted to Executive Vice President post-production for Sony Pictures Entertainment including its Columbia Pictures and TriStar Pictures units. He was also responsible for final post-production quality of all picture and sound for Columbia TriStar Motion Picture Companies, Screen Gems and Stage 6 Productions and feature films acquired by Columbia TriStar Motion Picture Companies, Columbia TriStar Home Video and Sony Pictures Classics. At Sony Pictures he was responsible for completion of pictures budgeted at over $1.5 billion per year and supervised post-production for hundreds of major films including Casino Royale and other Bond movies, Spider-Man series, DaVinci Code, Bugsy, A Few Good Men, Men in Black series and many more. Mr. Honore retired from Sony Pictures in December 2011. Mr. Honore’s extensive Hollywood experience, knowledge of modern sound and visual effect technologies and his many relationships with executives, artists and innovators from all aspects of the motion picture industry qualifies him for service on our Board of Directors.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that stockholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on their proxy cards.

CORPORATE GOVERNANCE

Director Independence

Our common stock is currently listed on The NASDAQ Capital Market under the symbol “PAMT,” and therefore, our determination of the independence of directors is made using the definition of “independent director” contained in The NASDAQ Capital Market Listing Rules. On the basis of information solicited from each director, the board has determined that each of Dr. Kaplan, Dr. Putterman, Dr. Wolfe and Mr. Honore has no material relationship with the Company and is an independent director within the meaning of such rules. In making this determination, the board evaluated responses to a questionnaire completed by each director regarding relationships and possible conflicts of interest between each director, the company and management. In its review of director independence, the board considered all commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships any director may have with the company or management.

9

Board Leadership Structure

Kenneth F. Potashner currently serves as Executive Chairman, a full-time management role effectively as chief executive officer, and in such capacity serves as Chairman of the Board.

The Board believes that, given our relatively small size, it is currently in our best interest, and that of our stockholders, for our Executive Chairman to also have an active management role. The Board believes this provides us an efficient and effective leadership model. Combining the Chairman and management roles fosters clear accountability, effective decision-making and alignment on corporate strategy.

Board of Directors and Committees

The Board of Directors held seven meetings during the last fiscal year and acted by unanimous written consent seven times. In fiscal 2012 each director attended 100% of the aggregate of all meetings held by the Board of Directors and all meetings held by all committees of the Board on which such director served. Directors are encouraged to attend in person each Annual Meeting of Stockholders.

In May 2011, the Company established an Audit Committee in accordance with the requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee acts pursuant to a written charter adopted by the Board. The responsibilities of the Audit Committee include, among other things, selecting and engaging the Company’s independent auditors, reviewing the scope of audit engagements, reviewing comment letters of such auditors and management’s response thereto, approving professional services provided by such auditors, reviewing the independence of such auditors, reviewing any major accounting changes made or contemplated, considering the range of audit and non-audit fees and reviewing the adequacy of the Company’s internal accounting controls. The Audit Committee currently consists of Dr. Kaplan (chair), Dr. Wolfe and Mr. Honore.

The Board has determined that each member of the Audit Committee is independent under the independence standards of The Nasdaq Stock Market, and that Dr. Kaplan qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The Audit Committee held five meetings in the fiscal year ended September 30, 2012.

In February 2012 in accordance with listing requirements of The Nasdaq Stock Market, the Company in lieu of establishing a separate nominating committee, appointed its independent directors to perform the required functions of a nominating committee consistent with the rules and regulations of the SEC and The Nasdaq Stock Market. The Company further appointed its independent directors, meeting in executive sessions, to approve the compensation of the Company’s Chief Executive Officer and other executive officers. The Company’s independent directors consist of Dr. Putterman, Dr. Kaplan, Dr. Wolfe and Mr. Honore. The independent directors are charged to meet in executive session at least twice annually. The independent directors met in executive session (with only the independent directors present) two times from designation (February 2012) to September 30, 2012. They acted by unanimous written consent two times.

The Board of Directors’ Role in Risk Oversight

The Company’s management is primarily responsible to manage risk and inform the Board of Directors regarding the most material risks confronting the Company. The Board of Directors has oversight responsibility of the processes established to monitor and manage such risks. The Board of Directors believes that such oversight function is the responsibility of the entire Board of Directors through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee, oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. These specific risk categories and the Company’s risk management practices are regularly reviewed by the Company’s Board Committees and discussed with the entire Board of Directors in the ordinary course of each regularly scheduled Board meeting.

Director Nomination Process

The independent directors on the Board of Directors performs the functions associated with a nominating committee. The Company’s independent directors make recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by the Company’s stockholders at each annual meeting. The Board believes this process is preferable to a standing nominating committee because it wishes to involve all of its independent directors in the nomination process.

10

Director Qualifications. Although the Board has not established specific minimum age, education, experience or skill requirements for potential directors or a formal policy regarding diversity, the Board believes that the appropriate mix and a broad diversity of skills, perspectives, experience, age and gender will help to enhance the performance of the Board. The independent directors take into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals to the Board as director nominees. Those factors may include, without limitation, the following: (a) personal characteristics, including such matters as integrity, age, education, diversity of background and experience, absence of potential conflicts of interest with the Company or its operations, and the availability and willingness to devote sufficient time to the duties of a director of the Company; (b) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (c) experience in the Company’s industry and with relevant social policy concerns; (d) experience as a board member of another publicly held company; (e) academic expertise in an area of the Company’s operations; and (f) practical and mature business judgment. The criteria are not exhaustive and the independent directors may consider other qualifications and attributes that they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The independent directors’ goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the independent directors also consider candidates with appropriate non-business backgrounds.

Identification and Evaluation of Nominees for Directors. The Board of Directors believes that, based on the independent directors’ knowledge of the Company’s corporate governance principles and the needs and qualifications of the Board at any given time, the independent directors are best equipped to select nominees that will result in a well-qualified and well-rounded Board of Directors. Accordingly, it is the policy of the independent directors not to accept unsolicited nominations from stockholders. In making its nominations, the independent directors identify nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the independent directors’ criteria for Board service are re-nominated. As to new candidates, the independent directors will generally poll the Board members and members of management for recommendations. The independent directors may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts. The independent directors review the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the independent directors evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the independent directors make their recommendation to the Board of Directors. Historically, the Board of Directors has not relied on third-party search firms to identify director nominees. The independent directors may in the future choose to engage third-party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Code of Business Conduct and Ethics

We have adopted a “Code of Business Conduct & Ethics,” a code of ethics that applies to all directors, officers and employees of Parametric and its subsidiaries (“Code of Ethics”). We intend to disclose any amendments to our Code of Ethics and any waiver granted from a provision thereof on a Current Report on Form 8-K filed with the SEC within four business days following such amendment or waiver or on our website at www.parametricsound.com within the same time frame. The information contained or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this or any other report that we file or furnish to the SEC. For any stockholder who does not have Internet access, a copy of the Code of Ethics will be provided on request at no cost.

Insider Trading Guidelines

The Company maintains an “Insider Trading Policy” which, among other things, prohibit any named executive officer or director from buying or selling any of our securities without obtaining prior written approval from our Chief Financial Officer. This policy seeks to assure that the directors and named executive officers will not trade in our securities at a time when they are in possession of inside information.

11

PROPOSAL 2:

APPROVAL OF amendment to the 2012 Stock Option Plan of the Company to authorize THE ISSUANCE OF an additional 500,000 shares of common stock under the plan

Our Board of Directors is submitting for stockholder approval an amendment to the 2012 Stock Option Plan of the Company (the “2012 Plan”) to authorize the issuance of an additional 500,000 shares of common stock under the 2012 Plan (the “2012 Plan Amendment”). The Board of Directors adopted the 2012 Plan for, employees, certain service providers and non-employee directors on December 29, 2011, the effective date of the 2012 Plan. The 2012 Plan was approved by the Company’s stockholders on February 15, 2012 and replaced the 2010 Stock Option Plan (the “2010 Plan”). All share numbers related to the 2012 Plan referenced in this proposal reflect the 1 for 5 reverse stock split effected on March 21, 2012.

On August 17, 2012, the Board of Directors approved, subject to stockholder approval, the 2012 Plan Amendment. At the Annual Meeting, the stockholders will consider the approval of the 2012 Plan Amendment. The effectiveness of the 2012 Plan Amendment is subject to and conditional upon stockholder approval of such amendment by August 17, 2013. Any options granted from the 500,000 additional shares approved by the Board of Directors prior to such approval of the 2012 Plan Amendment by the stockholders cannot be exercised and such options are cancelled and null and void if such approval is not obtained by August 17, 2013.

The increase is being requested to assure that the Company has a sufficient number of shares available to compensate, reward and provide incentives to current employees, and also to recruit new employees. As of the date of this Proxy Statement the Company only has 7,500 shares of common stock available for future grants, excluding the 2012 Plan Amendment and any future shares from cancellations or forfeitures. Our Board of Directors believes that the approval of 2012 Plan Amendment is in the best interests of our Company and stockholders, because the availability of an adequate number of shares reserved for issuance under the 2012 Plan is an important factor in attracting, motivating and retaining qualified individuals essential to our success.

The only amendment to the 2012 Plan is authorized shares in Section 3 (as adjusted to reflect the 1-for-5 reverse stock split effective on March 21, 2012), all other terms and conditions of the 2012 Plan remain as previously approved by the stockholders. The principal features of the 2012 Plan, as proposed to be amended, are summarized below. The summary is qualified by reference to the complete text of the 2012 Plan, as proposed to be amended, which is attached as Appendix A.

Introduction

The purpose of the 2012 Plan is to provide additional incentive to our non-employee directors, officers, employees and consultants who are primarily responsible for our management and growth. Each option is designated at the time of grant as either non-qualified stock options (a “NQSO”) or incentive stock options (an “ISO”).

Administration of the 2012 Stock Option Plan

The 2012 Plan is administered by our Board of Directors, or by any committee that we may in the future form and to which our Board of Directors may delegate the authority to perform such functions (in either case, the “Administrator”). Our Board of Directors will appoint and remove members of the committee in its discretion in accordance with applicable laws. In the event that we establish such a committee and it is required to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the committee will, in our Board of Directors’ discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, the Administrator may delegate non-discretionary administrative duties to such Parametric employees as it deems proper and our Board of Directors, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the 2012 Plan.

Subject to the other provisions of the 2012 Plan, the Administrator has the authority, in its discretion, to: (a) grant options; (b) determine the fair market value of the common stock subject to options; (c) determine the exercise price of options granted; (d) determine the persons to whom, and the time or times at which, options will be granted, and the number of shares subject to each option; (e) interpret the 2012 Plan; (f) prescribe, amend and rescind rules and regulations relating to the 2012 Plan; (g) determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options will be exercisable; (h) with the consent of the optionee, modify or amend any option; (i) with the consent of the optionee, defer the exercise date of any option; (j) authorize any person to execute on our behalf any instrument evidencing the grant of an option; and (k) make all other determinations deemed necessary or advisable for the administration of the 2012 Plan.

12

Shares of Stock Subject to the 2012 Stock Option Plan and As Proposed to be Amended

At the effective date of the 2012 Plan on December 29, 2011, subject to the conditions and adjustments outlined below, the total number of shares of stock available for issuance under options granted pursuant to the 2012 Plan was established at 600,000 shares plus the number of shares of common stock which were or become available for issuance under the 2010 Plan. On December 29, 2011, a total of 253,000 shares of our common stock were available for issuance pursuant to the 2010 Plan. Thus, as of December 29, 2011, an aggregate of 853,000 shares of our common stock were available for issuance pursuant to the 2012 Plan plus any 2010 Plan shares that thereafter were or are forfeited or that expire under prior 2010 Plan awards. Prior 2010 Plan awards were outstanding with respect to 347,000 shares at adoption of the 2012 Plan.

At the date of the 2012 Plan Amendment by the Board of Directors on August 17, 2012 there were options outstanding under the 2012 Plan, including options previously granted and unexercised under the 2010 Plan, with respect to an aggregate of 1,066,500 shares of common stock. Pursuant to the terms of the 2012 Plan a total of 13,500 shares were authorized and available for grant under the 2012 Plan prior to the adoption of the 2012 Plan Amendment. A total of 7,500 shares were authorized and available for grant as of the date of this Proxy Statement.

No options granted under the 2012 Plan Amendment shall be exercisable until and unless approval by the stockholders is obtained by August 17, 2013 being within twelve months of adoption of the amendment by the Board of Directors. If such stockholder approval is not obtained within such time, any Options granted under the 2012 Plan Amendment shall be cancelled and null and void.

The number of shares of common stock subject to options granted pursuant to the 2012 Plan may be adjusted under certain conditions. If (a) any shares subject to an award under the 2012 Plan are forfeited or expire or an award under the 2012 Plan is settled for cash, or (b) any shares subject to an award under the 2010 Plan are forfeited or expire or an award under the 2010 Plan is settled for cash, then any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the 2012 Plan. However, any shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award, and any shares purchased on the open market with the cash proceeds from the exercise of options, either under the 2010 Plan or the 2012 Plan, may not be used again for new grants.

If Parametric common stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments will be made by our Board of Directors in (a) the number and class of shares of stock subject to the 2012 Plan, and (b) the exercise price of each outstanding option; provided, however, that we will not be required to issue fractional shares as a result of any such adjustments. Each such adjustment will be subject to approval by our Board of Directors in its sole discretion.

In the event of any proposed dissolution or liquidation, the Administrator will notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event we merge or consolidate with another company in which we do not survive, or in the event of a sale of all or substantially all of our assets in which our stockholders receive securities of the acquiring entity or an affiliate thereof, all options will be assumed or equivalent options will be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

Eligibility

Every person who at the date of grant of an option is an employee of Parametric or any of our Subsidiaries (as defined below) is eligible to receive NQSOs or ISOs under the 2012 Plan. Every person who at the date of grant is a consultant to, or non-employee director of, Parametric or any of our Subsidiaries is eligible to receive NQSOs under the 2012 Plan. The term “Subsidiary” as used in the 2012 Plan means a subsidiary corporation as defined in the applicable provisions (currently Section 424(f)) of the Code. The term “employee” includes an officer or director who is an employee of Parametric. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.

13

Awards

Option Price. To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO will be not less than 85% of the fair market value of the stock subject to the option on the date of grant and the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of Parametric or any of our Subsidiaries (a “10% Stockholder”) will in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO will be determined in accordance with the applicable provisions of the Code and will in no event be less than the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO granted to any 10% Stockholder will in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted.

Payment Methods. The Administrator will determine the methods by which payments by any optionee with respect to any awards granted under the 2012 Plan may be paid, the form of payment, including, without limitation: (a) cash or check; (b) shares of our common stock issuable pursuant to the award or held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate payments required; (c) cancellation of indebtedness of Parametric to the optionee or waiver of compensation due or accrued to the optionee for services rendered; (d) other property acceptable to the Administrator (including through the delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of our common stock then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to us upon settlement of such sale); or (e) other form of legal consideration acceptable to the Administrator. However, no participant who is a member of the Board of Directors or one of our “executive officers” within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any awards granted under the 2012 Plan, or receive any extension of credit with respect to such payment in any method which would violate the prohibitions on loans made or arranged by us as set forth in Section 13(k) of the Exchange Act. Only whole shares of common stock may be purchased or issued pursuant to an award. No fractional shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

Vesting and Exercise of an Award. The applicable award agreement governing an award will contain the period during which the right to exercise the award in whole or in part vests, including the events or conditions upon which the vesting of an award will occur or may accelerate. No portion of an award which is not vested at the optionee’s termination of service with us will subsequently become vested, except as may be otherwise provided by the Administrator in the agreement relating to the award or by action following the grant of the award. The aggregate fair market value (determined as to each ISO at the time such ISO is granted) of the Shares with respect to which an ISO is exercisable for the first time by an optionee during any calendar year (under the 2012 Plan or any other plan of the Company or an affiliate thereof) shall not exceed $100,000.

Generally, an option may only be exercised while such person remains an employee, consultant or non-employee director of us or one of our subsidiaries or affiliates or for a specified period of time (up to the remainder of the award term) following the optionee’s termination of service with us or one of our subsidiaries or affiliates. An award may be exercised for any vested portion of the shares subject to such award until the award expires. Upon the grant of an award or following the grant of an award, the Administrator may provide that the period during which the award will vest or become exercisable will accelerate, in whole or in part, upon the occurrence of one or more specified events, including a change in control or a optionee’s termination of employment or service with us or otherwise.

Transferability. In general, no award under the 2012 Plan may be transferred other than by will or the laws of descent and distribution without the express written approval of the Administrator. During the lifetime of the optionee, only the optionee may exercise such award. After the optionee’s death, any exercisable portion of an award may be exercised by his personal representative or any person empowered to do so under such optionee’s will or the then applicable laws of descent and distribution until such portion becomes unexercisable under the 2012 Plan or the applicable award agreement.

14

Term of the Options. The Administrator, in its sole discretion, will fix the term of each option, provided that the maximum term of an option will be ten years. ISOs granted to a 10% Stockholder will expire not more than five years after the date of grant. The 2012 Plan provides for the earlier expiration of options in the event of certain terminations of employment of the optionee.

Restrictions on Grant and Exercise. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no option granted under the 2012 Plan will be assignable or otherwise transferable by the optionee except by will or by operation of law. During the life of the optionee, an option will be exercisable only by the optionee.

Termination of Employment

If for any reason other than death or permanent and total disability, an optionee ceases to be employed by Parametric or any of our Subsidiaries (such event, a “termination”), options held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such termination, or such other period of not less than 30 days after the date of such termination as is specified in the option Agreement or by amendment thereof (but in no event after the expiration date of the option); provided, however, that if such exercise of the option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically will be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the expiration date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by Parametric or any of our Subsidiaries or within the period that the option remains exercisable after termination, options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee’s personal representative or by the person to whom the option is transferred by devise or the laws of descent and distribution, at any time within 12 months after the death or 12 months after the permanent and total disability of the optionee or any longer period specified in the option Agreement or by amendment thereof (but in no event after the expiration date). “Employment” includes service as a director or as a consultant. For purposes of the 2012 Plan, an optionee’s employment will not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee’s right to re-employment by Parametric or any of our Subsidiaries is guaranteed either contractually or by statute.

Duration, Amendment and Termination

The Board of Directors adopted the 2012 Plan for, employees, certain service providers and non-employee directors on December 29, 2011 and it will terminate on December 29, 2021 unless sooner terminated by the Board of Directors. Our Board of Directors may at any time amend, alter, suspend or discontinue the 2012 Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform the 2012 Plan and ISOs granted under the 2012 Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance will require stockholder approval unless (a) such amendment seeks to reduce the exercise price of outstanding Options or the price at which Options may be granted below the price provided for in Section 6, (b) stockholder approval is required by law or under applicable listing requirements or to preserve incentive stock option treatment for federal income tax purposes, or (c) the Board otherwise concludes that stockholder approval is advisable.

Tax Treatment of the Options

Under the Code, neither the grant nor the exercise of an ISO is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the common stock acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income. Optionees who receive NQSOs will be subject to taxation upon exercise of such options on the spread between the fair market value of the common stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and we are permitted to deduct as an employee expense a corresponding amount. NQSOs do not give rise to a tax preference item subject to the alternative minimum tax.

15

New Plan Benefits Related to the 2012 Plan Amendment

Because the Administrator has discretion to make awards under the 2012 Plan and under any amendment thereto, including the proposed 2012 Plan Amendment, it is not presently possible to determine the benefits or amounts that will be received by the executive officers, directors or other participants under the 2012 Plan. Therefore, we have not included a table reflecting such benefits and awards.

On September 6, 2012, director Seth Putterman, was granted an NQSO option to purchase 25,000 shares of common stock for a period of five years from shares under the 2012 Plan Amendment, exercisable at $10.24 per share vesting over three years and subject to continued service, for future technical consulting and advisory services. Any options vesting from this NQSO grant are not exercisable into shares of common stock prior to the stockholder approval of the 2012 Plan Amendment and if such amendment is not approved by the stockholders by August 17, 2013 the option grant shall by its terms be cancelled, null and void.

We have no current plans, proposals or arrangements to grant any other new awards under the 2012 Plan Amendment.

Interest of Certain Persons in the 2012 Plan Amendment

Stockholders should understand that our executive officers and non-employee directors may be considered to have an interest in the approval of the 2012 Plan Amendment because they may in the future receive awards under it. Nevertheless, the Board believes that it is important to provide incentives and rewards for superior performance and the retention of experienced directors by seeking approval of the 2012 Plan Amendment.

Required Vote for Approval of the 2012 Plan Amendment

The affirmative vote of a majority of the votes voted for or against this proposal at the Annual Meeting is required to approve the 2012 Plan Amendment. For purposes of determining approval of this proposal, an “abstention” will have the same legal effect as a vote “against” the proposal and broker non-votes will not affect the results of this vote.

Recommendation of the Board of Directors

Our Board of Directors recommends that you vote FOR approval of amending the 2012 Stock Option Plan of the Company to authorize an additional 500,000 shares of common stock under the plan.

PROPOSAL 3:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Squar, Milner, Peterson, Miranda & Williamson, LLP, independent registered public accountants, to audit our financial statements for the fiscal year ending September 30, 2013. Squar Milner has audited our financial statements since our spin-off from LRAD Corporation in September 2010. We expect that representatives of Squar Milner will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm and may decide to retain the firm, even in the absence of stockholder ratification. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the company.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accountants. For purposes of determining approval of this proposal, an abstention will have the same legal effect as a vote “against” the proposal and broker non-votes (which are not anticipated as the vote is discretionary) will not affect the results of this vote.

16

Recommendation of the Board of Directors

Our Board of Directors recommends that stockholders vote FOR the ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the year ending September 30, 2013.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Audit and Non-Audit Fees. The following table presents fees billed by Squar, Milner, Peterson, Miranda & Williamson, LLP for professional services rendered for the fiscal years ended September 30, 2012 and 2011:

	Fiscal 2012	Fiscal 2011
Audit fees (1)	$81,732	$64,670
Audit related fees (2)	44,547	8,316
Tax fees (3)	4,410	2,878
All other fees (4)	–	–
Total	$130,689	$75,864

(1)	Audit Fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the interim financial statements that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)	Audit Related Fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Included in Audit Related Fees are fees and expenses related to reviews of registration statements and SEC filings other than Forms 10-K and 10-Q.
(3)	Tax Fees include the aggregate fees billed during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.
(4)	All Other Fees consist of fees for products and services other than the services reported above. No such fees were billed by Squar, Milner, Peterson, Miranda & Williamson, LLP for fiscal 2012 or 2011.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit and quarterly reviews for the subsequent fiscal year, and pre-approves specific engagements for tax services performed by such firm. The Audit Committee has also established pre-approval policies and procedures for certain enumerated audit and audit related services performed pursuant to the annual engagement agreement, including such firm’s attendance at and participation at Board and committee meetings; services of such firm associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings, such as comfort letters and consents; such firm’s assistance in responding to any SEC comment letters; and consultations with such firm as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Public Company Accounting Oversight Board (PCAOB), Financial Accounting Standards Board (FASB), or other regulatory or standard-setting bodies. The Audit Committee is informed of each service performed pursuant to its pre-approval policies and procedures.

The Audit Committee has considered the role of Squar, Milner, Peterson, Miranda & Williamson, LLP in providing services to us for the fiscal year ended September 30, 2012 and has concluded that such services are compatible with such firm’s independence.

17

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of Parametric Sound Corporation, a Nevada corporation, oversees Parametric’s financial accounting and reporting processes and the audits of the Parametric’s financial statements. All members of the Audit Committee satisfy the definition of independent director set forth in the listing standards of The Nasdaq Stock Market. The Board of Directors adopted a written charter for the Audit Committee, a copy of which is available on Parametric’s website at www.parametricsound.com. The information contained or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this or any other report that we file or furnish to the SEC.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements contained in the Annual Report on Form 10-K, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

Parametric’s independent registered public accounting firm, Squar, Milner, Peterson, Miranda & Williamson, LLP, is responsible for expressing an opinion on its audited financial statements. Squar, Milner, Peterson, Miranda & Williamson, LLP met with the Audit Committee and expressed its judgment as to the quality, not just the acceptability, of Parametric’s accounting principles and discussed with the Audit Committee other matters required under Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Accounting Oversight Board (United States) in Rule 3200T. In addition, Squar, Milner, Peterson, Miranda & Williamson, LLP discussed the auditors’ independence with respect to Parametric and Parametric’s management and delivered to the Audit Committee the written disclosures and the letter satisfying the applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the auditors’ communications with the Audit Committee concerning independence.

The Audit Committee discussed with Parametric’s independent registered public accounting firm the overall scope and plan of its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of internal controls and the overall quality of financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the year ended September 30, 2012.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the Audit Committee.

Robert M. Kaplan, Ph.D. (Chair)

Andrew Wolfe, Ph.D.

James L. Honore

18

PROPOSAL 4:

Advisory Vote on the Compensation

of the Company’s Named Executive Officers

We are asking our stockholders to vote, on an advisory basis, to approve the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the SEC and Section 14A of the Exchange Act. This proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the agreements and practices described in this proxy statement. This vote is advisory and is therefore not binding on us or the Board. The Board values the opinions of our stockholders, and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and will evaluate what, if any, actions are necessary to address those concerns.

Our executive compensation program is designed to align pay with short- and long-term company performance, to put a substantial portion of compensation at risk, and to reward unique or exceptional contributions to overall sustainable value creation for stockholders. Because the Board believes that the compensation of our named executive officers as described in “Executive Compensation” appropriately addresses those objectives, it recommends that the stockholders approve the following advisory resolution:

RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the “Executive Compensation” section of this proxy statement pursuant to Item 402 of SEC Regulation S-K, including the the executive compensation tables and related disclosures.

The affirmative vote of a majority of the shares voting for or against this proposal is required to approve the compensation of our named executive officers. For purposes of determining approval of this proposal, an abstention will have the same legal effect as a vote “against” the proposal and broker non-votes will not affect the results of this vote.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR approval of the compensation of our named executive officers as disclosed in the “Executive Compensation” section of this proxy statement, including the compensation tables and related disclosures.

19

PROPOSAL 5

Advisory Vote on the Frequency of Future Advisory Votes

on the Compensation of the Company’s Named Executive Officers

In addition to the advisory vote on the compensation of our named executive officers as described above, we are asking our stockholders to vote as to the frequency of future advisory votes on the compensation of the named executive officers pursuant to the rules of the SEC and Section 14A of the Exchange Act. This proposal gives our stockholders the opportunity to express their views on whether such future advisory votes should occur every one, two or three years. This vote is advisory and is therefore not binding on us or the Board. The Board will consider the opinions of our stockholders when determining the frequency of future advisory votes on the compensation of the named executive officers.

The Board has determined that holding an advisory vote on executive compensation every three years is the most appropriate policy for the Company at this time. Our executive compensation programs are designed to align executive pay with short- and long-term company performance, and a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to those goals. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions. Therefore, the Board recommends that the stockholders approve the following advisory resolution:

RESOLVED, that the stockholders desire that the Company include an advisory vote on the compensation of the company’s named executive officers pursuant to Section 14A of the Exchange Act on a triennial basis.

This proposal will be determined by a plurality of votes cast. This means that the option receiving the highest number of votes will be approved. Neither broker non-votes nor abstentions will affect the outcome of the proposal.

Recommendation of the Board of Directors

Our Board of Directors recommends that you vote to hold an advisory vote on executive compensation on a triennial basis.

EXECUTIVE COMPENSATION

Compensation of our Named Executive Officers

Our named executive officers for fiscal 2012, which consist of our principal executive officer and the two other most highly compensated executive officers, were Kenneth F. Potashner, Elwood G. Norris and James A. Barnes. The following tables and narratives address and explain the compensation provided to our named executive officers in fiscal 2012. All figures below reflect our 1-for-5 reverse stock split which was effected on March 21, 2012.

20

Summary Compensation Table

The following table sets forth certain summary information with respect to the total compensation paid to the named executive officers during our fiscal years ended September 30, 2012 and 2011:

Name and Principal Position	Year	Salary		Option Awards (3)		All Other Compensation (5)	Total

Kenneth F. Potashner, Executive Chairman (PEO)	2012	$204,167	(1)	$1,308,189	(4)	$127,000	$1,639,356

Elwood G. Norris, President (former Chief Executive Officer)	2012	$141,000	(2)	–		–	$141,000
	2011	$120,000	(2)	$161,540		–	$281,540

James A. Barnes, CFO, Treasurer and Secretary (PFO)	2012	$126,000	(2)	–		–	$126,000
	2011	$90,000	(2)	$142,563		–	$232,563

(1)	Mr. Potashner became an employee of the Company and was appointed to serve as our Executive Chairman in March 2012. In connection with his appointment as our Executive Chairman, effective March 2012 the annual base salary of Mr. Potashner is $350,000.
(2)	From November 2010 through March 2012, we accrued monthly payments of $10,000 for Mr. Norris (our Chief Executive Officer from June 2010 until March 2012) and of $7,500 for Mr. Barnes (payable to Sunrise Capital, Inc., a company wholly-owned by Mr. Barnes) for their services as executive officers pursuant to arrangements agreed to in November 2010. These amounts, including total salaries reported above for fiscal 2011, were deferred and accrued without interest through the date of the Company’s March 2012 secondary offering. As of April 2012, the annual base salaries for Messrs. Norris and Barnes were each increased to $162,000. In connection with the Company’s March 2012 secondary offering, on March 27, 2012 a total of $80,000 of deferred base salary for Mr. Norris and $60,000 of deferred base salary for Mr. Barnes was paid by the Company in shares of our common stock at the offering price of $4.50 per share (17,778 and 13,333 shares issued to each of Messrs. Norris and Barnes, respectively) with the balance of $100,000 of deferred base salary for Mr. Norris and the balance of $75,000 of deferred base salary for Mr. Barnes paid by the Company in cash payments in March 2012.
(3)	Represents the aggregate grant date fair value, as determined under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation, of all option awards granted to the named executive officers during fiscal 2012. Fair value is calculated as of the grant date using a Black-Scholes option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in Note 9 to our audited financial statements for the year ended September 30, 2012, included herein.
(4)	Includes $22,131 as the fair value of 10,000 options granted for his service as a director in December 2011 and $1,286,058 as the fair value of 410,000 options originally granted for his service as a consultant in December 2011 with the reported value recomputed on assumptions including the then current market price in March 2012 upon Mr. Potashner’s change in status from a consultant to an employee. Excludes any value for 175,000 options granted in April 2012 subject to performance vesting conditions not currently considered probable. The fair value of these 175,000 options on the grant date, assuming all performance conditions were achieved, was $540,773. The grant and expiration dates, exercise prices and vesting terms of these options are described in footnotes (1), (2) and (3) to the “Outstanding Equity Awards at Fiscal Year-End” table below.
(5)	During fiscal 2012, Mr. Potashner was paid $2,000 for his services as a director prior to providing services to the Company as an employee and $125,000 as a consulting bonus for his services as a consultant through the date of the Company’s March 2012 secondary offering and prior to his employment as our Executive Chairman.

21

We do not have any annuity, retirement, pension or other arrangements for our executive officers or any employees. No named executive officer received a long-term incentive plan payout in the fiscal year ended September 30, 2012.

Employment Agreement

In April 2012, we entered into a five-year employment agreement with Kenneth F. Potashner as Executive Chairman. Upon expiration of the initial five-year term, the agreement automatically renews for additional one-year terms unless noticed by either party. Under the employment agreement, Mr. Potashner’s current annual salary is $350,000 subject to annual reviews and increases as approved by the Board of Directors and the Compensation Committee, if any. Mr. Potashner is eligible to participate in any benefits and other incentives generally available to other executives. Mr. Potashner is eligible to earn an annual performance-based bonus of up to 60% of his base salary then in effect, subject to the achievement by Mr. Potashner and the Company of performance criteria for each bonus year as so designated by the Board of Directors. The bonus will be determined in accordance with the Company’s bonus plan then in effect. Under the terms of the employment agreement, we may be obligated to pay to Mr. Potashner severance equal to one year of his annual base salary plus target bonus if his employment is terminated without cause or if he resigns for good reason. The definition of cause means (i) engagement in illegal, dishonest or fraudulent conduct or in any act of moral turpitude; (ii) engagement in willful misconduct or gross negligence that has had a material adverse effect on our reputation or business, (iii) engagement in any activity in competition with the Company in a material manner (excluding a less than 5% investment in any public company), and (iv) commencement of employment with another company without the prior consent of the Board of Directors. The definition of good reason means that without the prior consent of Mr. Potashner (i) there is a material reduction in base salary then in effect, except those reductions generally affecting other similarly situated employees; (ii) a material adverse effect or reduction in benefits under any benefit plan, except those changes generally affecting similarly situated employees; (iii) a material breach of employment agreement terms by the Company; or (iv) the relocation more than 100 miles from San Diego, California, and provided that, in each case, subject to a 30 day cure period.

Concurrent with the execution of this agreement, we granted Mr. Potashner a nonstatutory stock option under our 2012 Plan to purchase up to 175,000 shares of common stock, with an exercise price of $4.50 per share and which shall vest upon achievement of performance targets established by the Board of Directors or upon a change of control. Additionally, we modified the vesting of a previously awarded stock option under our 2012 Plan to Mr. Potashner in December 2011 in connection with him providing services to the Company as a consultant to purchase up to 410,000 shares at an exercise price of $3.25 per common share. At original grant the option vested as follows: 10% at grant, with the balance over eight calendar quarters commencing March 31, 2012. The modification resulted in 195,000 shares being vested at April 3, 2012, 195,000 shares to then vest equally over eight calendar quarters that commenced March 31, 2012 and 20,000 shares that vested in August 2012 upon achievement of performance approved by the Board of Directors. All unvested options vest on a change of control. The effect of the modification was an increase in 132,250 shares being vested as of April 3, 2012 versus prior to the modification. There was no change to the term or exercise price of the option.

No other executive officer had any employment agreement as of September 30, 2012 or currently has one.

Bonus Plan

No bonuses were paid in fiscal 2012 to any of our named executive officers. On May 1, 2012 we adopted a cash bonus plan for the period April 1, 2012 to December 31, 2012, pursuant to which each of our executive officers and certain other officers, consultants and employees designated by the Board of Directors are eligible to receive a target bonus equal to a percentage of the executive officer’s or other individual’s annualized base compensation if applicable performance objectives are met. The performance objectives are based 25% upon the Company achieving certain revenue performance targets, 25% upon the Company achieving certain licensing targets, 25% based upon the Company achieving certain technology development targets and 25% upon the Company or its licensees or partners achieving certain new Company HSS technology product launch targets and accordingly participants may receive bonuses ranging from none up to the maximum bonus. The performance objectives include both objective and subjective determinations to be made by the Board of Directors. The maximum bonus percentage for each participant (including Messrs. Norris and Barnes) is 50% of his or her annual base compensation, except for our Executive Chairman (Mr. Potashner) whose maximum bonus percentage is 60% of his annual base compensation. All computations will be adjusted to 75% to reflect the nine-month bonus period from April 1, 2012 to December 31, 2012 and payments of earned bonuses will be deferred if certain cash generation targets are not met. Bonuses, if any, will be determined by January 30, 2013 and paid by March 15, 2013. Each participant must be employed as of January 1, 2013 in order to receive a bonus unless otherwise provided in such participant’s employment agreement, offer letter or other agreement. Through September 30, 2012 a total of $35,298 has been accrued pursuant to this bonus plan.

22

Other Payments

Syzygy Licensing, LLC (“Syzygy”) an entity controlled by Messrs. Norris and Barnes, was entitled to receive a royalty as described in “Item 13: Certain Relationships, Related Transactions and Director Independence” in consideration of technology licensed until termination of the license in December 2011. These payments are not considered executive compensation. During the fiscal year ended September 30, 2011 aggregate royalties accrued were $3,835 and for the period from October 1, 2011 to December 31, 2011 aggregate royalties were $3,193. These royalties, in the aggregate amount of $7,028 were paid in April 2012 and no further royalties pursuant to this agreement have been earned or are payable.

Stock Option Plans

See page 12 for a description of the Company’s stock option plans.

Outstanding Equity Awards at Fiscal Year-End

The following table shows the number of shares of our common stock covered by stock options held by the named executive officers as of September 30, 2012:

Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price	Option Expiration Date

Kenneth F. Potashner	5,000		5,000	(1)	–		$3.25	12/29/2016
	288,125		121,875	(2)	–		$3.25	12/29/2016
	–		–		175,000	(3)	$4.50	4/3/2017

Elwood G. Norris	75,000	(4)	–		–		$1.65	10/8/2015

James A. Barnes	110,000	(5)	–		–		$1.50	10/8/2015

(1)	This time-based option was granted under the 2012 Plan on December 29, 2011, with a per share exercise price equal to the fair market value of one of our shares of common stock on the date of grant. The vesting commencement date was December 31, 2011 and the option vests as follows: (i) 1,250 shares vested on the vesting commencement date and (ii) an additional 1,250 shares vest each fiscal quarter end following the vesting commencement date, subject to continued service with the Company.
(2)	This time-based option was granted under the 2012 Plan on December 29, 2011, with a per share exercise price equal to the fair market value of one of our shares of common stock on the date of grant. On April 3, 2012 the vesting for this option was modified from 10% of the total shares subject to the option at grant and the balance over two years (each calendar quarter) to a new vesting schedule of 10% at grant (41,000 shares vested), 154,000 shares vested on April 3, 2012, 20,000 shares to vest upon achievement of performance targets established by the Board of Directors (which targets were achieved and vested in August 2012) and the remaining 195,000 shares vesting quarterly over eight calendar quarters commencing March 31, 2012, subject to continued service with the Company.
(3)	This performance-based option was granted under the 2012 Plan on April 3, 2012 with a per share exercise price equal to the fair market value of our shares of common stock on the date of grant. The vesting commencement date was at grant and this option vests anytime during the option term as follows: 60,000 shares based upon a quarterly revenue goal; 55,000 shares upon achievement of a quarterly profit; 60,000 shares upon achieving licensing performance targets; or otherwise vesting as approved by the Board of Directors. The option also vests on a change of control.

23

(4)	This option was granted under the 2010 Plan on October 8, 2010, with a per share exercise price equal to 110% of the fair market value of one of our shares of common stock on the date of grant. The vesting commencement date was December 31, 2010.
(5)	This option was granted under the 2010 Plan on October 8, 2010, with a per share exercise price equal to the fair market value of one of our shares of common stock on the date of grant. The vesting commencement date was December 31, 2010.

Potential Payments Upon Termination, Death, Disability, or Retirement

Under our employment agreement with Mr. Potashner, in the event that Mr. Potashner’s employment is terminated by us for any reason other than cause, or if he resigns for good reason, he will be entitled to severance equal to one year’s salary plus any prorated target bonus payable, as described more fully above in “Employment Agreement”. Mr. Potashner’s current annual salary is $350,000.

Director Compensation

Each of our non-employee directors was paid a fee of $3,000 per quarter served (whether serving for the whole or partial quarter), payable quarterly in arrears. No additional amounts are payable for committee participation. In addition, non-employee directors receive equity compensation grants as consideration for board and committee service from time to time. There is no established policy as to the frequency or amount of equity compensation grants for non-employee directors. Directors who are also one of our employees, such as Mr. Potashner and Mr. Norris, do not and will not receive any compensation for their services as a director while providing service as an employee. In the case of Messrs. Potashner and Norris, who are named executive officers of the Company for fiscal 2012, their compensation for fiscal 2012 is reported in the Summary Compensation Table above.

The following table sets forth the compensation paid to our non-employee directors for the fiscal year ended September 30, 2012:

Name	Fee Earned or Paid in Cash	Option Awards (1)(2)	All Other Compensation		Total

Seth Putterman	$12,000	$15,611	$16,666	(3)	$44,277

Robert M. Kaplan	$12,000	$15,611	–		$27,611

Andrew Wolfe (4)	$9,000	$26,761	–		$35,761

James L. Honore (4)	$6,000	$29,163	–		$35,163

Daniel Hunter (4)	$3,000	–	–		$3,000

(1)	Represents the aggregate grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of all option awards granted to the directors during fiscal 2012. Fair value is calculated as of the grant date using a Black-Scholes option-pricing model. The determination of the fair value of share-based payment awards made on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. Our assumptions in determining fair value are described in Note 9 to our audited financial statements for the year ended September 30, 2012, included herein.
(2)	At September 30, 2012 each of our current directors had options outstanding exercisable for 10,000 shares of common stock. Each of these options were granted under either the 2010 Plan or the 2012 Plan and vest as follows: 12.5% of the total shares subject to the option vests on the last day of the quarter in which the grant date occurs and an additional 12.5% vests at the end of each calendar quarter thereafter. The number of shares under each option, the exercise price and the grant and expiration dates for each option are as follows:

24

Name	Grant Date	Number of Outstanding Shares as of September 30, 2012 Subject to Option	Exercise Price	Expiration Date

Seth Putterman	5/7/2011	5,000	$3.30	5/7/2016
	1/13/2012	5,000	$4.55	1/13/2017
Robert M. Kaplan	5/7/2011	5,000	$3.30	5/7/2016
	1/13/2012	5,000	$4.55	1/13/2017
Andrew Wolfe	2/16/2012	10,000	$3.90	2/16/2017

James L. Honore	3/5/2012	10,000	$4.25	3/5/2017

(3)	Represents non-director service consulting fees paid to Dr. Putterman for technical services regarding our HSS technology.
(4)	Dr. Wolfe and Mr. Honore were appointed directors in February 2012 and March 2012, respectively. Mr. Hunter resigned from the Board of Directors in December 2011.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of September 30, 2012, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,072,500	$3.38	7,500
Equity compensation plans not approved by security holders	96,000 (1)	$10.12	500,000 (2)
Total	1,168,500	$3.93	507,500

(1)	Represents inducement options granted in connection with employment.
(2)	In August 2012, the Company’s Board of Directors approved, subject to shareholder approval, an amendment to the 2012 Plan, which would provide the Company an additional 500,000 shares of common stock for option issuance. In September 2012 the Company’s Board of Directors granted an option to purchase 25,000 shares of the Company’s common stock to one director for services, however, these options are not considered to be outstanding until the amendment is approved by shareholders.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In September 2010, we sold $700,000 in principal amount of 8% Subordinated Promissory Notes, due September 28, 2011 (the “Notes”), and accompanying warrants to purchase an aggregate of 280,000 shares of common stock (“Warrants”). A total of $260,000 of Notes and 104,000 Warrants were acquired by Syzygy and a further $100,000 of Notes and 40,000 Warrants were acquired by an entity owned by Mr. Norris. On June 30, 2011, $156,000 of the Notes held by Syzygy was paid through exercise of 104,000 Warrants at $1.50 per common share and the balance of $104,000 plus accrued interest of $15,671 was converted to 34,192 shares of common stock at $3.50 per share on the same terms as unaffiliated investors. Also on June 30, 2011, $60,000 of the Notes held by the entity owned by Mr. Norris was paid by exercise of 40,000 Warrants and the balance of $40,000 plus accrued interest of $6,027 was converted to 13,151 shares of common stock at $3.50 per share on the same terms as unaffiliated investors.

25

On February 22, 2011, we entered into a Securities Purchase Agreement with selected institutional investors and entities affiliated with two of our officers (Messrs. Norris and Barnes) pursuant to which we issued and sold for cash 400,000 shares of our common stock at a purchase price of $2.50 per share. In connection with the financing, we issued warrants to the investors exercisable for an aggregate of 400,000 shares of common stock at an exercise price of $3.75 per share. The warrants are exercisable until February 22, 2016. The institutional investors, considered related parties due to greater than 10% ownership, are (a) Special Situations Fund III QP, L.P., (b) Special Situations Private Equity Fund, L.P., (c) Special Situations Technology Fund, L.P., and (d) Special Situations Technology Fund II, L.P. and they purchased 300,000 shares and were issued 300,000 warrants. Mr. Norris purchased through a controlled entity 60,000 shares and was issued 60,000 warrants, and Mr. Barnes purchased through controlled entities 40,000 shares and was issued 40,000 warrants, all on the same terms as the institutional investors. On September 30, 2011, entities affiliated with Mr. Norris exercised 60,000 of the warrants for cash of $225,000, and an entity affiliated with Mr. Barnes exercised 20,000 of the warrants for cash of $75,000.

On December 29, 2011 we entered into an Assignment Agreement (“Assignment”) with Syzygy Licensing, LLC (“Syzygy”) pursuant to which we acquired all technology and intellectual property covered by the License and Royalty Agreement (“License”) dated September 27, 2010 previously entered into between Syzygy and us. The Assignment terminated the License and all future royalty obligations owed by us to Syzygy thereunder. Pending patent applications comprising part of the intellectual property were also assigned to us. Syzygy is owned by the Company’s President, Elwood G. Norris (65%), and by the Company’s Chief Financial Officer, Treasurer and Secretary, James A. Barnes (35%).

Under the terms of the Assignment, we issued 300,000 shares of our common stock to Syzygy (valued at $975,000 based on the closing price of the common stock of $3.25 on the trading day immediately prior to signing the Assignment) and agreed to pay and in June 2012 paid $250,000 to Syzygy. We incurred $3,834 as royalties pursuant to the License during the year ended September 30, 2011. We incurred $3,194 of royalties for the three months ended December 31, 2011 prior to termination of the License and owed Syzygy an aggregate of $7,028 in royalties, which was paid in April 2012.

Prior to termination of the License we were obligated to reimburse Syzygy’s costs, in filing for, prosecuting and maintaining the licensed patents in the United States. We incurred and capitalized $2,852 and $28,237 related to such licensed patents during the fiscal year ended September 30, 2012 (prior to termination) and 2011, respectively.

On December 29, 2011 Mr. Norris exercised stock options at $1.65 per common shares and acquired 75,000 shares for a cash payment to the Company of $123,570 realizing a $120,000 value based on the market price at the exercise date. On December 29, 2011 Mr. Barnes exercised stock options at $1.50 per common shares and acquired 20,000 shares for a cash payment to the Company of $30,000 realizing a $35,000 value based on the market price at the exercise date.

On December 29, 2011, we appointed Kenneth F. Potashner as a director and granted him an option to purchase up to 10,000 shares exercisable at $3.25 per share and entered into a consulting and advisory arrangement with him and granted him an option to purchase up to 410,000 shares exercisable at $3.25 per share, each grant subject to vesting and other conditions. On March 5, 2012, we appointed Mr. Potashner as our Executive Chairman and agreed to the terms on which the Company and Mr. Potashner would enter into a compensation agreement after completion of our secondary stock offering. In April 2012, following the March completion of the secondary offering, we entered into a five-year employment agreement with Mr. Potashner as Executive Chairman with a base salary of $350,000 and Mr. Potashner participates in any benefits and other incentives generally available to other executives. Mr. Potashner is eligible to earn an annual performance-based bonus of up to 60% of his base salary then in effect, subject to the achievement by Mr. Potashner and the Company of performance criteria for each bonus year as so designated by the Board of Directors. The bonus will be determined in accordance with the Company’s bonus plan if then in effect. Under the terms of the employment agreement, we may be obligated to pay to Mr. Potashner severance equal to one year of his annual base salary plus targeted bonus if his employment is terminated without cause. We also granted him additional incentive compensation consisting of an option to purchase up to 175,000 shares of common stock exercisable at $4.50 per share until April 3, 2017 vesting upon achievement of performance targets established by the Board of Directors. In connection with this employment option grant, the vesting of the option granted to him in December 2011 to purchase 410,000 shares at an exercise price of $3.25 per share was modified such that 195,000 shares were vested as of April 3, 2012, 195,000 shares will vest equally over eight calendar quarters that commenced March 31, 2012 with the balance of 20,000 shares becoming vested in August 2012 upon achievement of performance approved by the Board of Directors.

26

In April 2012 we paid Mr. Potashner $125,000 for consulting services from December 2011 through his April 2012 employment.

On May 1, 2012 we adopted a cash bonus plan for the period April 1, 2012 to December 31, 2012, pursuant to which each of our executive officers and certain other officers, consultants and employees designated by the Board of Directors are eligible to receive a target bonus equal to a percentage of the executive officer’s or other individual’s annualized base compensation if applicable performance objectives are met (see “Executive Compensation – BonusPlan”).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission. Executive officers, directors and greater than 10% owners are required by the Securities and Exchange Commission’s regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on a review of the copies of such forms furnished to us, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors have been filed.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2014 (the “2014 Meeting”), we must receive stockholder proposals no later than September 12, 2013. To be considered for presentation at the 2014 Meeting, although not included in the proxy statement, proposals must be received no earlier than November 23, 2013 and no later than December 23, 2013. Proposals not received in a timely manner will not be voted on at the Annual Meeting. If a proposal is received in a timely manner, the proxies that management solicits for the 2014 Meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies.

Poway, California

January 10, 2013

OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2012 (OTHER THAN EXHIBITS THERETO) FILED WITH THE SEC, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE ON THE INTERNET AT OUR WEBSITE LOCATED AT WWW.PARAMETRICSOUND.COM AND IS AVAILABLE IN PAPER FORM TO BENEFICIAL OWNERS OF OUR COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO: SECRETARY, PARAMETRIC SOUND CORPORATION, 13771 DANIELSON STREET, STE. L, POWAY, CALIFORNIA 92064. THE INFORMATION CONTAINED OR CONNECTED TO OUR WEBSITE IS NOT INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT AND SHOULD NOT BE CONSIDERED A PART OF THIS OR ANY OTHER REPORT THAT WE FILE OR FURNISH TO THE SEC.

27

Appendix A

2012 STOCK OPTION PLAN

OF

PARAMETRIC SOUND CORPORATION

(REFLECTING THE PROPOSED AMENDMENT)

1. Purposes of the Plan

The purposes of the 2012 Stock Option Plan (the “Plan”) of Parametric Sound Corporation, a Nevada corporation (the “Company”), are to:

(a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

(b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Subsidiaries; and

(c) Increase the interest of selected employees, directors and consultants in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Shares”).

Options granted under the Plan (“Options”) may be “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”), or “non-qualified stock options” (“NQSOs”).

The Plan supersedes the Company’s existing 2010 Stock Option Plan (the “Prior Plan”) with respect to future Options, and on and after the Effective Date, no further grants shall be made under the Prior Plan, which plan shall remain in effect solely as to outstanding Options thereunder.

2. Eligible Persons

Every person who at the date of grant of an Option is an employee of the Company or of any Subsidiary (as defined below) of the Company is eligible to receive NQSOs or ISOs under the Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Subsidiary (as defined below) of the Company is eligible to receive NQSOs under the Plan. The term “Subsidiary” as used in the Plan means a subsidiary corporation as defined in the applicable provisions (currently Sections 424(f), respectively) of the Code. The term “employee” (within the meaning of Section 3401(c) of the Code) includes an officer or director who is an employee of the Company. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant to the Company.

3. Stock Subject to the Plan; Maximum Number of Grants

Subject to the provisions of Section 6(a)(i) of the Plan, the total number of Shares which may be issued under Options granted pursuant to the Plan shall not exceed the sum of (a) one million one hundred (1,100,000) Shares after giving effect to the 1-for-5 reverse stock split effected on March 21, 2012 plus (b) any Shares that were authorized for issuance under the Prior Plan that, as of the Effective Date, remain available for issuance under the Prior Plan (not including any Shares that are subject to outstanding Options under the Prior Plan or any Shares that were issued pursuant to Options granted under the Prior Plan) plus (c) any Shares subject to outstanding Options under the Prior Plan that on or after the Effective Date cease for any reason to be subject to such Options (other than by reason of exercise or settlement of the Options to the extent they are exercised for or settled in vested and nonforfeitable shares). The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

1

4. Administration

(a) The Plan shall be administered by either the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which administration of the Plan, or of part of the Plan, may be delegated by the Board (in either case, the “Administrator”). The Board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper, and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(b) Subject to the other provisions of the Plan, the Administrator shall have the authority to, in its discretion: (i) grant Options; (ii) determine the fair market value of the Shares subject to Options; (iii) determine the exercise price of Options granted; (iv) determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) interpret the Plan; (vi) prescribe, amend and rescind rules and regulations relating to the Plan; (vii) determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) defer (with the consent of the optionee) the exercise date of any Option; (x) authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) make all other determinations deemed necessary or advisable for the administration of the Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

(c) All questions of interpretation, implementation, and application of the Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5. Granting of Options; Option Agreement

(a) No Options shall be granted under the Plan after 10 years from the date of adoption of the Plan by the Board.

(b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

(c) The stock option agreement shall specify whether each Option it evidences is an NQSO or an ISO.

6. Terms and Conditions of Options

Each Option granted under the Plan shall be subject to the terms and conditions set forth in Section 6(a). NQSOs shall also be subject to the terms and conditions set forth in Section 6(b), but not those set forth in Section 6(c). ISOs shall also be subject to the terms and conditions set forth in Section (c), but not those set forth in Section 6(b).

(a) Terms and Conditions to Which All Options Are Subject. All Options granted under the Plan shall be subject to the following terms and conditions:

(i) Changes in Capital Structure. Subject to Section 6(a)(ii), if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (1) the number and class of shares of stock subject to the Plan and each Option outstanding under the Plan, and (2) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

(ii) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

2

(iii) Time of Option Exercise. Subject to Section 5 and Section 6(c)(iii), Options granted under the Plan shall be exercisable in accordance with a schedule as specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

(iv) Option Grant Date. The date of grant of an Option under the Plan shall be the date as of which the Administrator approves the grant.

(v) Nontransferability of Option Rights. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no Option granted under the Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an Option shall be exercisable only by the optionee.

(vi) Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

(1) delivery by the optionee of Shares already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6(a)(x)) of such Shares being delivered is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

(2) the surrender of Shares then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6(a)(x)) of such Shares is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock;

(3) cancellation of indebtedness of the Company to the optionee or waiver of compensation due or accrued to optionee for services rendered; and

(4) if and so long as the Shares are registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Administrator to deliver promptly to the Company the aggregate amount of proceeds to pay the option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board.

(vii) Termination of Employment or Service. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by, a consultant to, or non-employee director of the Company or any of its Subsidiaries (such event being called a “Termination”), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by a consultant to, or non-employee director of the Company or a Subsidiary or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee’s personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6(a)(vii), an optionee’s employment, consultancy or directorship shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee’s right to employment, consultancy or directorship by the Company or any Subsidiary following such leave is guaranteed either contractually or by statute.

3

(viii) Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the “Tax Date”), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee’s (1) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (2) tendering to the Company previously owned Shares or other securities of the Company with a fair market value equal to the required amount, or (3) agreeing to have Shares (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

(ix) Other Provisions. Each Option granted under the Plan may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator, and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

(x) Determination of Value. For purposes of the Plan, the fair market value of Shares or other securities of the Company shall be determined as follows:

(1) Fair market value shall be the closing price of such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

(2) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management and the values of stock of other corporations in the same or similar line of business.

(xi) Option Term. Subject to Section 6(c)(iii), no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in the Plan as the “Expiration Date”).

(b) Terms and Conditions to Which Only NQSOs Are Subject. Options granted under the Plan which are designated as NQSOs shall be subject to the following terms and conditions:

(i) Exercise Price.

(1) To the extent required by applicable laws, rules and regulations and except as set forth in Section 6(b)(i)(2), the exercise price of an NQSO shall be not less than 85% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock subject to the Option on the date of grant.

(2) To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary (a “Ten Percent Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock covered by the Option at the time the Option is granted.

4

(c) Terms and Conditions to Which Only ISOs Are Subject. Options granted under the Plan which are designated as ISOs shall be subject to the following terms and conditions:

(i) Exercise Price.

(1) Except as set forth in Section 6(c)(i)(2), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6(a)(x)) of the stock covered by the Option at the time the Option is granted.

(2) The exercise price of an ISO granted to any Ten Percent Stockholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock covered by the Option at the time the Option is granted.

(ii) Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

(iii) Shares Initially Exercisable During Any Year. The aggregate fair market value (determined as set forth in Section 6(a)(x) with respect to each ISO at the time such ISO is granted) of the Shares with respect to which an ISO is exercisable for the first time by an optionee during any calendar year (under this Plan or any other plan of the Company or an affiliate thereof) shall not exceed $100,000.

(iv) Term. Notwithstanding Section 6(a)(xi), no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

7. Manner of Exercise

(a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6(a)(vi) and 6(a)(viii). The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

(b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8. Employment or Consulting Relationship

Nothing in the Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Subsidiaries to terminate any optionee’s employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Subsidiaries.

9. Conditions Upon Issuance of Shares

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

5

10. Non-Exclusivity of the Plan

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11. Amendments to the Plan

The Board may at any time amend, alter, suspend or discontinue the Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) such amendment seeks to reduce the exercise price of outstanding Options or the price at which Options may be granted below the price provided for in Section 6, (b) stockholder approval is required by law or under applicable listing requirements or to preserve incentive stock option treatment for federal income tax purposes, or (c) the Board otherwise concludes that stockholder approval is advisable.

12. Effective Date of Plan; Termination

This Plan was adopted by the Board and became effective as of December 29, 2011, (the “Effective Date”); provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders’ meeting, is obtained within twelve months after adoption by the Board. If such stockholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQSOs. Options may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws. The Plan shall terminate within ten years from the date of its adoption by the Board.

6

PARAMETRIC SOUND CORPORATION

PARAMETRIC SOUND CORP
13771 DANIELSON STREET, STE. L
POWAY, CA 92064

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Kenneth F. Potashner 02 Elwood G. Norris 03 Robert M. Kaplan 04 Seth Putterman 05 Andrew Wolfe
06 James L. Honore

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2 To approve an amendment to the 2012 Stock Option Plan of the Company to authorize the issuance of an additional 500,000 shares of common stock under the plan.	☐	☐	☐
3 To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent registered public accounting firm of the Company for the fiscal year ending September 30, 2013.	☐	☐	☐
4 To approve the advisory, non-binding resolution approving the compensation of the Company's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote to hold an advisory vote on executive compensation every 3 YEARS .

	1 year	2 years	3 years	Abstain
5 Vote on an advisory, non-binding resolution on the frequency with which the stockholders of the Company shall have future advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000154368_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com .

PARAMETRIC SOUND CORPORATION
Annual Meeting of Stockholders
February 21, 2013
This proxy is solicited by the Board of Directors

The undersigned hereby appoints ELWOOD G. NORRIS and JAMES A. BARNES or either of them, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock of Parametric Sound Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Parametric Sound Corporation (the "Company") to be held at 1:30 p.m. PST on February 21, 2013, at the Hampton Inn & Suites, 14068 Stowe Drive, Poway, California 92064 and any postponements, continuations and adjournments thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the matters listed on the reverse side and in accordance with the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE, FOR PROPOSALS TWO, THREE AND FOUR, AND TO HOLD FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ON A TRIENNIAL BASIS. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THERWITH.

This proxy has been solicited by or for the benefit of the Board of Directors of the Company. I understand that I may revoke this proxy only by written instructions to that effect, signed and dated by me, which must be actually received by the Company prior to commencement of the Annual Meeting.

Continued and to be signed on reverse side

0000154368_2 R1.0.0.51160